                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.5


                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                              $   132,234.60
      Available Funds:
        Contract Payments due and received in this period                                                               3,502,193.49
        Contract Payments due in prior period(s) and received in this period                                              727,506.24
        Contract Payments received in this period for next period                                                         222,783.85
        Sales, Use and Property Tax payments received                                                                     125,673.59
        Prepayment Amounts related to early termination in this period                                                      7,555.00
        Servicer Advance                                                                                                1,036,707.34
        Proceeds received from recoveries on previously Defaulted Contracts                                                     0.00
        Transfer from Reserve Account                                                                                   2,242,467.53
        Interest earned on Collection Account                                                                               4,231.64
        Interest earned on SPG Account                                                                                        658.85
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                             0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
          < Predecessor contract)                                                                                               0.00
        Amounts paid under insurance policies                                                                                   0.00
        Maintenance, Late Charges and any other amounts                                                                         0.00

                                                                                                                      --------------
      Total Available Funds                                                                                             8,002,012.13
      Less: Amounts to be Retained in Collection Account                                                                  285,291.52
                                                                                                                      --------------
      AMOUNT TO BE DISTRIBUTED                                                                                          7,716,720.61
                                                                                                                      ==============


    DISTRIBUTION OF FUNDS:

        1.  To Trustee -  Fees  (paid from Servicers Fees, see section X.)                                                      0.00
        2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    688,392.14
        3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
              a) Class A1 Principal and Interest                                                                                0.00
              a) Class A2 Principal (distributed after A1 Note matures) and Interest                                            0.00
              a) Class A3 Principal (distributed after A2 Note matures) and Interest                                            0.00
              a) Class A4 Principal (distributed after A3 Note matures) and Interest                                    4,045,323.67
              a) Class A5 Principal (distributed after A4 Note matures) and Interest                                            0.00
              b) Class B Principal and Interest                                                                            68,733.18
              c) Class C Principal and Interest                                                                           137,617.20
              d) Class D Principal and Interest                                                                            92,713.13
              e) Class E Principal and Interest                                                                           122,815.20

        4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                     2,385,966.59
        5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                    0.00
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                   0.00
              c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                         0.00
        6.  To Servicer, Tax, Maintenance, Late Charges and Bank interest earned and any other amounts                    130,564.08
        7.  To Servicer, Servicing Fee and other Servicing Compensations                                                   44,595.42
                                                                                                                      --------------
      TOTAL FUNDS DISTRIBUTED                                                                                           7,716,720.61
                                                                                                                      ==============
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds
        (if any)}                                                                                                         285,291.52
                                                                                                                      ==============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                         200,000.00    2,237,352.99
      - Add Investment Earnings                                                                               142.71        5,114.54
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  2,385,966.59
      - Less Distribution to Certificate Account                                                              142.71    2,242,324.82
                                                                                                          ----------  --------------
End of period balance                                                                                     200,000.00    2,386,109.30
                                                                                                          ==========  ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                200,000.00    4,876,395.87
                                                                                                          ==========  ==============


                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

               Pool A                              92,806,345.84
               Pool B                              11,993,033.20
                                                  --------------
                                                                  104,799,379.05

Class A Overdue Interest, if any                            0.00
Class A Monthly Interest - Pool A                     449,182.71
Class A Monthly Interest - Pool B                      58,046.28

Class A Overdue Principal, if any                           0.00
Class A Monthly Principal - Pool A                  2,943,690.57
Class A Monthly Principal - Pool B                    594,404.11
                                                  --------------
                                                                    3,538,094.68

Ending Principal Balance of the Class A Notes

               Pool A                              89,862,655.27
               Pool B                              11,398,629.09
                                                  --------------  --------------
                                                                  101,261,284.37
                                                                  ==============

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

               Class A1                                     0.00
               Class A2                                     0.00
               Class A3                                     0.00
               Class A4                           104,799,379.05
               Class A5                                     0.00
                                                  --------------

Class A Monthly Interest                                          104,799,379.05
               Class A1 (Actual Number Days/360)            0.00
               Class A2                                     0.00
               Class A3                                     0.00
               Class A4                               507,228.99
               Class A5                                     0.00
                                                  --------------

Class A Monthly Principal

               Class A1                                     0.00
               Class A2                                     0.00
               Class A3                                     0.00
               Class A4                             3,538,094.68
               Class A5                                     0.00
                                                  --------------
                                                                    3,538,094.68

Ending Principal Balance of the Class A Notes

               Class A1                                     0.00
               Class A2                                     0.00
               Class A3                                     0.00
               Class A4                           101,261,284.37
               Class A5                                     0.00
                                                  --------------  --------------
                                                                  101,261,284.37
                                                                  ==============
Class A5

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

V.  CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes

                      Pool A                            1,583,106.01
                      Pool B                              204,579.15
                                                        ------------
                                                                      1,787,685.16

      Class B Overdue Interest, if any                          0.00
      Class B Monthly Interest - Pool A                     7,420.81
      Class B Monthly Interest - Pool B                       958.96

      Class B Overdue Principal, if any                         0.00
      Class B Monthly Principal - Pool A                   50,213.96
      Class B Monthly Principal - Pool B                   10,139.44
                                                        ------------
                                                                         60,353.40

      Ending Principal Balance of the Class B Notes

                      Pool A                            1,532,892.05
                      Pool B                              194,439.70
                                                        ------------  ------------
                                                                      1,727,331.75
                                                                      ============

VI. CLASS C NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class C Notes

                      Pool A                            3,162,967.97
                      Pool B                              408,739.08
                                                        ------------
                                                                      3,571,707.05

      Class C Overdue Interest, if any                          0.00
      Class C Monthly Interest - Pool A                    15,084.72
      Class C Monthly Interest - Pool B                     1,949.34

      Class C Overdue Principal, if any                         0.00
      Class C Monthly Principal - Pool A                  100,325.02
      Class C Monthly Principal - Pool B                   20,258.11
                                                        ------------
                                                                        120,583.13

      Ending Principal Balance of the Class C Notes

                      Pool A                            3,062,642.94
                      Pool B                              388,480.97
                                                        ------------  ------------
                                                                      3,451,123.91
                                                                      ============

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes

                      Pool A                             2,108,645.27
                      Pool B                               272,492.70
                                                         ------------
                                                                       2,381,137.97

       Class D Overdue Interest, if any                          0.00
       Class D Monthly Interest - Pool A                    10,914.00
       Class D Monthly Interest - Pool B                     1,410.38

       Class D Overdue Principal, if any                         0.00
       Class D Monthly Principal - Pool A                   66,883.35
       Class D Monthly Principal - Pool B                   13,505.41
                                                         ------------
                                                                          80,388.76

       Ending Principal Balance of the Class D Notes

                      Pool A                             2,041,761.92
                      Pool B                               258,987.30
                                                         ------------  ------------
                                                                       2,300,749.22
                                                                       ============

VIII. CLASS E NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class E Notes

                      Pool A                             2,637,428.66
                      Pool B                               340,825.52
                                                         ------------
                                                                       2,978,254.18

       Class E Overdue Interest, if any                          0.00
       Class E Monthly Interest - Pool A                    19,719.17
       Class E Monthly Interest - Pool B                     2,548.24

       Class E Overdue Principal, if any                         0.00
       Class E Monthly Principal - Pool A                   83,655.64
       Class E Monthly Principal - Pool B                   16,892.15
                                                         ------------
                                                                         100,547.78

       Ending Principal Balance of the Class E Notes

                      Pool A                             2,553,773.03
                      Pool B                               323,933.37
                                                         ------------  ------------
                                                                       2,877,706.40
                                                                       ============

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance

                      Pool A                                               3,369,079.55
                      Pool B                                                 429,989.59
                                                                           ------------
                                                                                         3,799,069.14

       Residual Interest - Pool A                                                  0.00
       Residual Interest - Pool B                                                  0.00

       Residual Principal - Pool A                                                 0.00
       Residual Principal - Pool B                                                 0.00          0.00

       Ending Residual Principal Balance

                      Pool A                                               3,369,079.55
                                                                                         ------------
                      Pool B                                                 429,989.59  3,799,069.14
                                                                           ------------  ============

X. PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                    44,595.42
        - Collection period Trustee Fee                                                     (3,774.34)
        - Servicer Advances reimbursement                                                  688,392.14
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                  130,564.08
                                                                                         ------------
       Total amounts due to Servicer                                                       859,777.30
                                                                                         ============

                           DVI RECEIVABLES XIV 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                            105,292,573.76

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                               0.00

        Decline in Aggregate Discounted Contract Balance                                                           3,345,125.03

                                                                                                                 --------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                               101,947,448.73
                                                                                                                 ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                       3,304,913.42

            - Principal portion of Prepayment Amounts                                                 6,558.38

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                            33,653.23

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                      0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                               0.00

                                                                                                  ------------
                         Total Decline in Aggregate Discounted Contract Balance                   3,345,125.03
                                                                                                  ============


POOL B

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                             13,628,536.91

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                               0.00

        Decline in Aggregate Discounted Contract Balance                                                             675,463.68

                                                                                                                 --------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                12,953,073.23
                                                                                                                 ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                         674,467.06

            - Principal portion of Prepayment Amounts                                                   996.62

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                 0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                      0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                               0.00

                                                                                                  ------------
                         Total Decline in Aggregate Discounted Contract Balance                     675,463.68
                                                                                                  ============
                                                                                                                 --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                114,900,521.96
                                                                                                                 ==============

                           DVI RECEIVABLES XIV 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XII.  CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   POOL A

                         Discounted                               Discounted
   Lease #              Present Value              Lease #       Present Value
   -------------------  -------------           -------------   --------------
#* 2858-001 (08/03)     2,516,760.25
#* 2003899-001 (09/03)        449.04
#* 2006312-001 (11/03)     33,653.23

                                                -------------
                                       Totals:  $2,550,862.52

POOL B

                      Discounted                               Discounted
Lease #              Present Value              Lease #       Present Value
-------------------  ---------------         -------------   ---------------
                                             -------------
                                    Totals:  $        0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS   $ 2,550,862.52
b) ADCB AT  CLOSING DATE                                     325,093,057.74
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                        0.78%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS,

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                           DVI RECEIVABLES XIV 2001-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

POOL A

         Repurchases                                            $ 13,245,573.06

         Substitutions                                          $ 11,381,843.19


POOL B

         Repurchases                                            $  2,153,767.98

         Substitutions                                          $             -

                                                                ---------------
TOTAL                                                           $ 26,781,184.23

a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT               $ 26,781,184.23
                    CONTRACTS REPURCHASED

b) ADCB AT  CLOSING DATE                                         325,093,057.74
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                           8.24%

* ANY DELINQUENT CONTRACT
  THE SERVICER HAS REPURCHASED FROM THE POOL

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

                                                                                                       Predecessor
POOL A                                                             Discounted    Predecessor            Discounted
Lease #   Lessee Name                                             Present Value    Lease #             Present Value
--------  -----------                                             -------------  -----------          ---------------
3355-004                                                          $1,178,581.83    4424-401           $  1,264,331.32
          CASH                                                    $  520,726.22    4424-402           $    434,976.73

                                                                  -------------                       ---------------
                                                         Totals:  $1,699,308.05                       $  1,699,308.05

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $  1,699,308.05
b) ADCB OF POOL A AT CLOSING DATE                                                                     $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.62%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b) Total discounted Contract Balance of Substitute Receivables                                   $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES               NO   X
                                                                                      -------               -------

                                                                                                        Predecessor
POOL B                                                             Discounted    Predecessor            Discounted
Lease #   Lessee Name                                             Present Value    Lease #             Present Value
--------  -----------                                             -------------  -----------          ---------------
          NONE

                                                                  -------------                       ---------------
                                                         Totals:  $        0.00                       $          0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $          0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                     $ 52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b) Total discounted Contract Balance of Substitute Receivables                                   $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES               NO   X
                                                                                      --------               ------

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING


                                                                                       Predecessor
                                                Discounted        Predecessor           Discounted
Lease #           Lessee Name                 Present Value         Lease #           Present Value
---------------------------------             --------------      -----------        ---------------
2707-201                                        1,045,934.66         2041-203           3,154,026.34
2707-202                                          491,545.72
2708-201                                        1,305,725.82
2706-202                                           90,653.94
2706-207                                          215,544.48
                  Cash                              4,621.72         2869-001           2,037,442.62
3271-002                                        2,317,472.63         2769-001           2,940,134.55
3702-003                                        2,946,305.69         2770-001           3,087,098.20
3714-001                                        1,470,213.52      2002918-002              25,199.70
3718-006                                        1,893,050.93      2004445-001              85,324.68
                                                                  2002452-001              52,617.10
                                              --------------                         ---------------
                                     Totals:  $11,781,069.11                         $ 11,381,843.19

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                        11,381,843.19
b) ADCB OF POOL A AT CLOSING DATE                                                    $272,767,516.82
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                4.17%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES       NO X
                                                                                        ---       ----

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS


                                                                                                           Predecessor
                                                                         Discounted     Predecessor         Discounted
Lease #           Lessee Name                                           Present Value      Lease #        Present Value
-------------------------------------------------                       -------------    -----------      --------------
                  NONE                                                  -------------                     --------------
                                                               Totals:  $        0.00                     $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                              $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                         $52,325,540.92
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES        NO X
                                                                                        ---        ----

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 11, 2003

XVI. POOL PERFORMANCE MEASUREMENTS

1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
     This Month                                 15,000,540.31       This Month                      114,900,521.96
     1 Month Prior                               4,242,716.65       1 Month Prior                   118,921,110.67
     2 Months Prior                                701,504.68       2 Months Prior                  126,462,303.64

     Total                                      19,944,761.64       Total                           360,283,936.27

     a) 3 MONTH AVERAGE                          6,648,253.88       b) 3 MONTH AVERAGE              120,094,645.42

     c) a/b                                              5.54%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                    Yes               No    X
                                                                                                        -------          -------
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                          Yes               No   X
                                                                                                        -------          -------
     B. An Indenture Event of Default has occurred and is then continuing?                          Yes               No
                                                                                                        -------          -------

4.   Has a Servicer Event of Default occurred?                                                      Yes               No
                                                                                                        -------          -------
5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                               Yes               No   X
                                                                                                        -------          -------
     B. Bankruptcy, insolvency, reorganization;
          default/violation of any covenant or
          obligation not remedied within 90 days?                                                   Yes               No
                                                                                                        -------          -------
     C. As of any Determination date, the sum of all
          defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                               Yes               No   X
                                                                                                        -------          -------

6.   Aggregate Discounted Contract Balance at Closing Date          Balance $ 325,093,057.74
                                                                            ----------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                                   TOTAL                       % of Total
                                              A.D.C.B.            A.D.C.B.                      A.D.C.B.
                                              --------            --------                     ----------
30 Days Overdue                             8,708,160.55       114,900,521.96                    7.579%
60 Days Overdue                             6,125,770.41       114,900,521.96                    5.331%
90 Days Overdue                            10,904,823.03       114,900,521.96                    9.491%
120 Days Overdue                            3,531,384.12       114,900,521.96                    3.073%
150 Days Overdue                              564,333.16       114,900,521.96                    0.491%
180 Days Overdue                                    0.00       114,900,521.96                    0.000%